First Quarter 2012 Results April 19, 2012 Exhibit 99.3

April 19, 2012
Forward-Looking Statements
Please note that the following materials containing information regarding Capital One's financial performance speak only as of the particular date or dates indicated
in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things: strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, expenses, capital measures, accruals for claims in litigation and for other claims against Capital One, earnings per share or other financial measures for Capital One; future financial and operating results; Capital One's plans, objectives, expectations and intentions; the projected impact and benefits of the acquisition of ING Direct (the "ING Direct
Transaction") and the pending acquisition of HSBC's U.S. credit card business (the "HSBC Transaction" and, with the ING Direct Transaction, the "Transactions");
and the assumptions that underlie these matters.
To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private
Securities Litigation Reform Act of 1995. Numerous factors could cause Capital One's actual results to differ materially from those described in such forward-
looking statements, including, among other things: general economic and business conditions in the U.S., the U.K., Canada and Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); the possibility that Capital One will not receive third-party consents necessary to fully realize the anticipated benefits of the HSBC Transaction;
the possibility that Capital One may not fully realize the projected cost savings and other projected benefits of the Transactions; changes in the anticipated timing for closing the HSBC Transaction; difficulties and delays in integrating the assets and businesses acquired in the Transactions; business disruption during the pendency of or following the Transactions; diversion of management time on issues related to the Transactions, including integration of the assets and businesses acquired; reputational risks and the reaction of customers and counterparties to the Transactions; disruptions relating to the Transactions negatively impacting
Capital One’s ability to maintain relationships with customers, employees and suppliers; changes in asset quality and credit risk as a result of the Transactions; the accuracy of estimates and assumptions Capital One uses to determine the fair value of assets acquired and liabilities assumed in the Transactions, and the potential for its estimates or assumptions to change as additional information becomes available and Capital One completes the accounting analysis of the Transactions;
financial, legal, regulatory, tax or accounting changes or actions, including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
regulations promulgated thereunder; developments, changes or actions relating to any litigation matter involving Capital One; the inability to sustain revenue and earnings growth; increases or decreases in interest rates; Capital One’s ability to access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; the success of Capital One’s marketing efforts in attracting and retaining customers; increases or decreases in Capital One’s aggregate loan balances or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as shifting product mix, amount of actual marketing expenses Capital One incurs and attrition of loan balances; the level of future repurchase or indemnification requests Capital One may receive, the actual future performance of mortgage loans relating to such requests, the success rates of claimants against it, any developments in litigation and the actual recoveries Capital One may make on any collateral relating to claims against it; the amount and rate of deposit growth;
changes in the reputation of or expectations regarding the financial services industry or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; Capital One’s ability to control costs; the amount of, and rate of growth in, its expenses as its business develops or changes or as it expands into new market areas; Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States
Mail service affecting Capital One’s response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; fraud or misconduct by Capital One’s customers, employees or business partners; competition from providers of products and services that compete with Capital One’s businesses; and other risk factors set forth from time to time in reports that Capital One files with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2011.
You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One's most recent Current Report on Form 8-K filed April 19, 2012, available on its website at www.capitalone.com under
"Investors."

April 19, 2012
First Quarter 2012 Highlights
• Q1 2012 net income was $1,403MM, or $2.72 per share, compared with Q4 2011 net income of
$407MM, or $0.88 per share
– $1.56 per share excluding INGD related bargain purchase gain
– Higher revenue due to impacts of the INGD acquisition, slightly higher loan balances and absence of Q4 2011 negative items
– Lower provision expense driven by lower charge-offs and larger ALLL release
– Lower non-interest expense driven by seasonally lower marketing expense and flat operating expense
• Legacy operating expenses of ($2.0B)
• Partially offset by impact of merger-related expenses and a half quarter of INGD expenses
– Rep & Warranty expense of ($169M); ($95M) related to GSE settlement
• ING Direct USA (INGD) acquisition closed on February 17, 2012
– Merger-related impacts on Q1 2012 earnings include:
– Bargain purchase gain increased non-interest income by $594M
– Mark-to-market loss on related swap hedge of ($78M) in non-interest income
– Loan premium amortization expense of ($30M) in interest income
– Transaction and merger-related expenses of ($65M) in non-interest expense
– Core deposit intangibles and other intangible amortization of ($12M )in operating expense
– Half quarter impacts on Q1 2012 earnings excluding merger related impacts:
– Revenue of ~ $185M
– Non-interest expense of ~ ($77M)

April 19, 2012
First quarter 2012 earnings reflected a significant impact from the acquisition of ING Direct
*INGD impacts are estimated direct impacts post acquisition, including transaction & merger related expenses
** Includes ~$25M of HSBC transaction & merger-related expenses
**
Actual Est. INGD* Impact COF (excl. est INGD) Actual
$MM Q1'12 Q1'12 Q1'12 Q4'11
      Net Interest Income 3,414 $                     136 $                       3,278 $                     3,182 $
      Non-Interest Income 1,521 535 986 868
Total Revenue 4,935 671 4,264                       4,050 $
      Marketing 321 8 313 420
      Operating Expense 2,183 150 2,033 2,198
Non-Interest Expense 2,504                       158 2,346                       2,618
Pre-Provision Earnings (before tax) 2,431                       513 1,918                       1,432
     Net Charge-offs 780 1 779 884
     Other (17) - (17) 7
     Allowance Build (Release) (190) - (190) (30)
Provision Expense 573 1 572 861
Pretax Income 1,858                       512 1,346                       571
Taxes 353 (23) 376 160
Operating Earnings (after tax) 1,505                       535 970 411
     Discontinued Operations, net of tax (102) - (102) (4)
Total Company (after tax) 1,403 $                     535 $                       868 $                       407 $

April 19, 2012
The addition of ING Direct’s assets & liabilities had a significant impact on our first quarter balance sheet
$B 3/31/2012 INGD Impacts 12/31/2011
2/17/2012
Assets:
Cash and cash equivalents 31.7 $                 20.1 $                 6.6 $
Securities 60.8 30.6 38.8
Loans held for investment 173.8 40.4 135.9
Less:  Allowance for loan and lease losses (4.0) - (4.3)
Net loans held for investment 169.8 40.4 131.6
Other Assets 32.2 3.0 29.0
Total assets 294.5 $              94.1 $                 206.0 $
Liabilities:
Deposits 216.5 $              84.4 $                 128.2 $
Debt 32.9 - 39.5
Other liabilities 8.1 0.2 8.6
Total liabilities 257.5 84.6 176.3
Stockholders' Equity: 37.0 - 29.7
Total liabilities and stockholders' equity 294.5 $              84.6 $                 206.0 $

April 19, 2012
The quarterly NIM decrease was caused by the addition of ING Direct
Average Balances & Margin Highlights
Average Yield/ Average Yield/
(Dollars in millions) Balance Rate Balance Rate
Interest-earning assets:
Loans held for investment $ 152,900
9.56
% 131,581 $    10.46%
Investment securities
50,543
2.36
39,005
2.50
Cash equivalents and other 16,803 0.62
5,685
1.20
Total interest-earning assets $ 220,246 7.23% 176,271 $    8.40%
Interest-bearing liabilities:
Total interest-bearing deposits $ 151,625 0.82% 109,914 $    0.96%
Securitized debt obligations 16,185 1.98 16,780 1.91
Senior and subordinated notes 3.43 10,237 3.48
Other borrowings 3.61 7,794 4.41
Total interest-bearing liabilities $
1.20
%
144,725
$
1.43
%
Impact of non-interest bearing deposits 0.17% 0.25%
Net interest margin
6.20
% 7.22%
2012 Q1
2011 Q4
10,268
9,541
187,619

April 19, 2012
Our capital position was strengthened by issuance of deal related shares and strong earnings
1 Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See "Exhibit 99.2—Table
13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.
Tier 1 Common Ratio (Basel I)
1
8.4%
9.4%
10.0%
9.7%
11.9%
0%
2%
4%
6%
8%
10%
12%
14%
Q111 Q211 Q311 Q411 Q112
Disallowed DTA
RWA
EOP Loans
(1.4)
142
124
Tier 1 common capital
including disallowed DTA
($B)
13.4
Tier 1 common capital
12.0
(0.6)
146
129
14.3
13.7
(0.2)
149
130
15.1
14.9
(0.5)
155
15.6
15.1
136
(0.9)
183
22.6
21.7
174

April 19, 2012
The acquisition of HSBC’s US Credit Card business will significantly impact results in the second quarter and beyond
• Significant earnings impact from:
– Allowance for non-impaired loans and finance charge & fee reserve (FCFR) build
– Purchase accounting
• PCCR
• Fair Value of delinquent and current loans
• Other assets and  intangibles
– Transaction and merger-related expenses
• Capital Impact
– Expected to bring 2Q 2012 Tier 1 common ratio to mid-9% range
• Increased risk weighted assets
• Lower earnings due to above impacts
– Capital generative beginning in Q3 2012

April 19, 2012
Domestic Card Financial Highlights
Commentary
• 5% year-over-year loan
growth; expected seasonal
decline in Q1
• Strong year-over-year
growth in purchase
volumes, new accounts
• Revenue margin decline
driven by unique items;
loan yields stable
• NIE decline on lower
marketing and lower
operating expense
• Underlying improvement
trend in charge-off and
delinquency rates, aided
by expected seasonal
tailwinds
Domestic Card delivered strong profits, improving credit and year-
over-year growth in loans and purchase volumes
2012 2011 2011
(Dollars in millions) Q1 Q4 Q1
Net interest income 1,713 1,706 1,651
Non-interest income 497 613 583
Total revenue 2,210 2,319 2,234
Provision for credit losses 361 519 230
Non-interest expense 1,052 1,183 990
Income from continuing operations before taxes 797 617 1,014
Income tax provision 282 222 360
Income from continuing operations, net of tax 515 $         395 $           654 $
Selected metrics:
Period-end loans held for investment 53,173 $    56,609 $      50,570 $
Average loans held for investment 54,131 54,403 51,889
Average yield on loans held for investment 14.11% 14.05% 14.42%
Revenue margin 16.33 17.05 17.22
Net charge-off rate 3.92 4.07 6.20
30+ day deliquency rate 3.25 3.66 3.59
Purchase volume 31,418 $    34,586 $      25,024 $

April 19, 2012
Consumer Banking Financial Highlights
Commentary
2012 2011 2011
(Dollars in millions) Q1 Q4 Q1
Earnings:
Net interest income 1,288 $      1,105 $        983 $
Non-interest income 176             152               186
Total revenue 1,464          1,257            1,169
Provision for credit losses 174             180               95
Non-interest expense 943             893               740
Income from continuing operations before taxes 347             184               334
Income tax provision 123             67                 119
Income from continuing operations, net of tax
224 $          117 $            215 $
Selected metrics:
Period-end loans held for investment 77,300 $    36,315 $      34,306 $
Average loans held for investment 56,263       35,791         34,236
Average yield on loans held for investment 7.20% 9.46% 9.60%
Auto loan originations 4,270 $      3,586 $        2,571 $
Period-end deposits 176,007     88,540         86,355
Average deposits 129,915     88,390         83,884
Deposit interest expense rate 0.73% 0.84% 1.06%
Core deposit intangible amortization 37 $            31 $              35 $
Net charge-off rate 0.77% 1.65% 1.57%
Net charge-off rate (excluding acquired loans) 1.29            1.87              1.82
Nonperforming loans as a % of loans held for investment 0.77            1.79              1.84
Nonperforming asset rate 0.82            1.94              2.00
30+ day performing delinquency rate 1.63            4.47              3.42
30+ day performing delinquency rate (excluding acquired
loans) 3.63            5.06              3.98
30+ day deliquency rate — 5.99              4.96
Period-end loans serviced for others 17,586 $    17,998 $      19,956 $
• Trends in loan and deposit
balances, revenue, NIE,
and yields all driven by
addition of ING Direct on
2/17/12
• $1.8 billion growth in auto
loans, strong growth in
auto loan originations
• Modestly lower provision
expense:
– Mix shift to home
loans
– Lower home loan
charge-off rate
– Seasonal
improvement in
auto credit
– Partially offset by
allowance build for
auto loan growth
The addition of ING Direct and strong Auto Finance performance drove Consumer Banking results

April 19, 2012
Commercial Banking Financial Highlights
Commentary
2012 2011 2011
(Dollars in millions) Q1 Q4 Q1
Earnings:
Net interest income 431 $               425 $              376 $
Non-interest income 85                     87                   71
Total revenue 516                  512                 447
Provision for credit losses (69)                   76                   (16)
Non-interest expense 261                  254                 212
Income from continuing operations before taxes 324                  182                 251
Income tax provision 114                  65                   89
Income from continuing operations, net of tax
210 $               117 $              162 $
Selected metrics:
Period-end loans held for investment 34,906 $         34,327 $        30,265 $
Average loans held for investment 34,032            32,843           30,027
Average yield on loans held for investment 4.47% 4.70% 4.81%
Period-end deposits 28,046 $         26,683 $        24,336 $
Average deposits 27,569            26,185           24,232
Deposit interest expense rate 0.37% 0.42% 0.55%
Core deposit intangible amortization 9 $                    9 $                   11 $
Net charge-off rate 0.19% 0.62% 0.80%
Nonperforming loans as a percentage of loans
held for investment 1.15                 1.08                1.83
Nonperforming asset rate 1.23                 1.17                1.94
• 15% year-over-year
growth in loans, deposits,
and revenue
• Increases in NIE more
than offset by
improvements in provision
• Charge-off rate improved;
NPA rate relatively stable
The Commercial Banking business continues to deliver strong and steady performance

April 19, 2012
We expect strong loan growth in several of our businesses to be largely offset by significant run-off portfolios
Run-off Portfolios
(expected annual run-off)
Growth Opportunities
• Auto Finance
• Domestic Card
• Commercial Banking
• Consumer Banking (~$8.5 billion)
– Home Loans inherited in acquisitions
• Domestic Card (~$1.8 billion)
– Portions of HSBC U.S. credit card
portfolio
– Closed End Loans (ILs)
• Commercial Banking (~$150 million)
– Small Ticket CRE

13 April 19, 2012 Building a Great Customer Franchise Strong Returns and Capital Generation Sure-footed Integration We are focused on delivering sustained shareholder value